August 12, 2015 Canaccord Genuity 35th Annual Growth Conference Exhibit 99.1

Cautionary Note Regarding Presentation Information
This
presentation
contains
forward-looking
statements,
including
statements
about
our
plans
to
develop
and
commercialize
our
product
candidates,
our
planned
clinical
trials
for
KP201/APAP
and
our
other
prodrug
product
candidates,
the
timing
of
and
our
ability
to
obtain
and
maintain
regulatory
approvals
for
our
product
candidates,
including
expectations
about
our
ability
to
use
the
505(b)(2)
pathway
and
expedited
FDA
review,
the
clinical
utility
of
our
product
candidates
and
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intellectual
property
position.
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or
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KemPharm Overview
•
Specialty pharmaceutical company discovering and developing novel prodrugs
•
Leverage
LAT Platform Technology to improve the attributes of approved drugs in large markets
o
505(b)(2) pathway reduces risk and expense
o
Composition-of-matter patent protection
•
KP201/APAP has the potential to be the first FDA approved abuse-
deterrent IR hydrocodone/APAP product (NDA submission in 2H 2015)
o
IR hydrocodone is the highest prescribed opioid in the U.S.
•
Pipeline of product candidates in pain, ADHD and other CNS disorders

NEW RIVER PHARMACEUTICALS

PiperJaffray.
WR HAMBRECHT+CO
Deutsche Bank
KIDDER, PEABODY
CREDIT SUISSE FIRST BOSTON
Upjohn

NextWave PHARMACEUTICALS
GREER allergy immunotherapy
alza
Pfizer

LGL GROUP
KPMG
Aetna

Shire
NEW RIVER PHARMACEUTICALS

4 Management Team Travis C. Mickle, PhD President and CEO Gordon K. Johnson CBO Tracy M. Woody CCO R. LaDuane Clifton CFO Sven Guenther, PhD EVP of R&D

Ligand Activated Therapy (LAT) Platform Technology
1)
Select FDA-approved and widely prescribed drug for improvement
2)
Chemically modify using a ligand to create a prodrug
o
Ligands –
GRAS or demonstrated to be safe
o
Prodrugs generate composition-based patents
3)
Following ingestion, normal human metabolic processes cleave the ligand and release the active drug
•
Proprietary to KemPharm
and is applicable across therapeutic areas
•
Amenable to both immediate and extended release formulations
Approved Drug with
Sub-Optimal
Properties
Prodrug with
Improved Attributes
Cleaved Drug through
Human Metabolic
Process
Ligand
LAT
LAT
LAT

Pipeline of Multiple Product Candidates
Selected KemPharm Prodrug Product Candidates
Indication / Parent Drug
Product Candidate
Development Status
Key Milestone
Pain
Hydrocodone (IR)
KP201/APAP
Clinical Trials
NDA Filing – 2H 2015
Hydromorphone (ER)
KP511/ER
Preclinical
Human POC Data – 2016
Oxycodone (ER)
KP606/ER
Preclinical
Human POC Data – 2017
ADHD
Methylphenidate
(controlled release)
KP415
Preclinical
Human POC Data – 2016
Multiple CNS Disorders
Quetiapine
KP303
Preclinical
Preclinical Development
Multiple Other Compounds in Pre-Discovery Stage

Advancing Opioid Abuse-Deterrent Technology
High Tamper
Resistance
KemPharm’s
Molecular
Based Abuse-Deterrent
Technology
Crushing or Physical
Manipulation
Extraction
Chemical
Hydrolysis
Neutralization
and/or
Isolation
Many Formulation-
Based Abuse-Deterrent
Opioids
Crushing or Physical
Manipulation
Extraction
Traditional Opioids
No Tamper
Resistance
Number
and
complexity
of
steps
required
to
access
abusable
opioids

Opioid Abuse-Deterrent Landscape
KemPharm
Prodrugs
OxyContin
TARGINIQ
EMBEDA
Hysingla
Parent Drug
Multiple
IR/ER Opioids
ER
Oxycodone
ER
Oxycodone
ER
Morphine
ER
Hydrocodone
Resists Physical Tampering
Resists Non-Oral Abuse
Molecular-Based Deterrence
x
x
x
x
Prevents Common Solvent
Extraction
x
x
x
x
Potentially Prevents Oral Abuse
x
x
x
x

9 Treatment of Acute Moderate to Moderately Severe Pain KP201/APAP Overview

KP201/APAP Product Features
Molecular-Based Abuse-Deterrent Technology
Composition-of-Matter Patent Protection Until 2031
No Generic Equivalent Product (Benzhydrocodone)
Prodrug composed of hydrocodone and a generally regarded as safe (GRAS) ligand
Convenient Dosing
Planned NDA submission in 2H 2015 with priority review anticipated
Successfully completed bioequivalence trial in humans

Hydrocodone Concentration [pg/mL]
Hydromorphone Concentration [pg/mL]

APAP Concentration [µg/mL]

Bioequivalence
Study
KP201.102
(KP201/APAP
vs.
Norco
®
)
Hydrocodone/Hydromorphone
Acetaminophen
C
max
AUC
0-t
AUC
inf
T
max
87%
94%
94%
102%
92%
100%
90%
120%
C
max
AUC
0-t
AUC
inf
T
max
APAP
92%
102%
99%
98%
Note:
HC refers to hydrocodone.
HM refers to hydromorphone, the active metabolite of hydrocodone.
0
50
100
150
200
250
300
350
400
450
500
0
4
8
12
16
20
24
Time [hours]
0
5,000
10,000
15,000
20,000
1
×7.5/325 mg Norco
(HC)
1
×6.67/325 mg
KP201/APAP (HC)
1
×7.5/325 mg Norco
(HM)
1
×6.67/325 mg
KP201/APAP (HM)
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
0
4
8
12
16
20
24
Time [hours]
1
×7.5/325 mg Norco
1
×6.67/325 mg KP201/APAP
Hydrocodone
Hydromorphone

KP201/APAP Tamper Resistant Properties –
In Vitro Studies
•
Extraction of API (KP201) only yields inactive prodrug
•
Hydrocodone not released through:
o
Physical manipulation (e.g., grinding)
o
Common solvent extraction (e.g., “alcohol dose dumping”, “cold water extraction”)
•
KP201 is chemically stable under commonly applied “extraction methods”
•
Hydrolysis under very harsh conditions is not practical
o
KP201 partially hydrolyzes under highly basic/acidic conditions
o
Poor solubility in blood, water and other solvents render it unsuitable for
IV administration

KP201 Solvent Hydrolysis Studies
Solvent
% Release of Hydrocodone
Ambient Temperature
At Boiling Point
0.5 hours
1 hour
4 hours
0.5 hours
1 hour
4 hours
Water
0
0
0
0
0
0
Ethanol
0
0
0
0
0
0
Methanol
0
0
0
0
0
0
Acetone
0
0
0
0
0
0
Ethyl acetate
0
0
0
0
0
0
Toluene
0
0
0
0
0
0
Xylene
0
0
0
0
0
0
Tetrahydrofuran
0
0
0
0
0
0
Methy ethyl ketone
0
0
0
0
0
0
Octane
0
0
0
0
0
0
Petrol ether
0
0
0
0
0
0
Preliminary results suggest that KP201 remains intact and does not hydrolyze or break down into its components in commonly available solvents

Hydrocodone Concentration [ng/mL]

Hydrocodone Concentration [ng/mL]

KP201 Abuse-Deterrent Properties in Rat Studies
Note: HC·BT refers to hydrocodone bitartrate.
Intranasal
Intravenous
0
1,000
2,000
3,000
4,000
0.0
0.2
0.4
0.6
0.8
1.0
Time [hours]
HC·BT (25.5 mg/kg HC eq.)
KP201 (0.2 mg/kg HC eq.)
0
100
200
300
400
500
0.0
0.2
0.4
0.6
0.8
1.0
Time [hours]
HC·BT (2.0 mg/kg HC eq.)
KP201 (2.0 mg/kg HC eq.)

Recently Completed KP201.A01 Human Abuse Liability Trial
•
Oral Human Abuse Liability Trial
o
Compared the drug likability, exposure levels and safety of
KP201/APAP compared to Norco after oral administration
o
Single-center, randomized, double-blind, active-
and placebo-controlled
crossover trial (62 subjects completed the study)
•
Positive data announced on June 11, 2015
o
Lower exposure to hydrocodone at the highest dose levels
o
Lower incidence of hypoxia across the same dosage levels, suggestive of the potential for improved safety
o
Liking data was similar at each equivalent dose level, as expected

Ongoing Human Abuse Liability and PK Trials
•
Intranasal Human Abuse Liability Trial
o
Assesses the drug likability, exposure levels and safety of KP201/APAP compared to Norco after crushing and intranasal administration
o
Single-center, randomized, double-blind trial (n=40)
o
Data in 3Q 2015
•
Intranasal KP201 (API) PK Trial
o
Assesses the drug exposure levels
of KP201 (API) compared to
hydrocodone bitartrate
after intranasal administration
o
Single-center, randomized, double-blind trial (n=24)
o
Data in 3Q 2015

FDA is committed to retaining a flexible, adaptive approach to evaluating potentially abuse-deterrent opioid drug products. In some cases, data from all three categories or "tiers" of studies noted below may not be necessary. In most cases, however, in order to obtain a full and scientifically rigorous understanding of the impact of a technology or technologies on a product's abuse potential, data from each of the following three categories of premarketing

The results of Category 1 studies influence the design of Category 2 pharmacokinetic studies, and the results of Category 2 studies influence the need for Category 3 studies of human abuse potential and the designs and goals of these studies.

KP201/APAP Potential Abuse-Deterrent Label Claims
•
The FDA outlines 3 types of
studies that may translate into 4
categories of label claims
•
KemPharm’s abuse liability
program is consistent with the
FDA Guidance:
o
Extraction/hydrolysis study
o
Oral abuse liability
trial
(with pharmacokinetics)
o
Intranasal abuse liability trial
(with pharmacokinetics)
•
KP201/APAP will be compared
with Norco
®
in all studies
•
Studies will be completed
before filing of NDA
•
If data is positive, label may
include claims for up to 3
categories at approval
FDA Guidance
1.
Laboratory manipulation and extraction studies (Category 1)
2.
Pharmacokinetic studies (Category 2)
3.
Clinical abuse potential studies (Category 3)
There are four general categories of claims available to describe the potential abuse-deterrent properties of a product.  Depending on product and study data, a combination of categories can be
included
in
the
label
claims.
The
FDA
Guidance
lists
the
following
theoretical
examples:
•
Category 1:
In vitro data demonstrate the product has physical and chemical properties that are expected to deter intravenous abuse.
1
•
Category 1 and 2:
In
vitro
data
demonstrate
that
the
product
has
physical
and
chemical
properties that are expected to deter oral, nasal and intravenous abuse.
1
•
Category 2 and 3:
Pharmacokinetic and clinical abuse potential studies indicate that the product has properties that are expected to deter abuse via the oral, intranasal and intravenous routes.
1
•
Category 4:
Data demonstrated a reduction in the abuse of the product in the community
1
1
Abuse of the product is still possible by other routes

Large Market Opportunity
•
Hydrocodone is associated with more drug abuse and diversion than any other licit or illicit opioid
(1)
•
IR hydrocodone in combination with acetaminophen is the most frequently prescribed opioid in the U.S.
(2)
o
IR hydrocodone/APAP products accounted for 127.4 million prescriptions in the U.S. in 2013
(2)
o
Assuming 14 days therapy prescribed and QID dosing, 127.4 million prescriptions translates into over 7 billion tablets per year
(1)
DEA website.
(2)
IMS Health Incorporated.

KP201/APAP Commercial Strategy
•
Potential global / U.S.-based
deal targeting large prescriber
base, including primary care
physicians
•
Utilize contract sales force(s)
Collaboration
•
Specialist sales force targeting
pain thought leaders, pain
management specialists and
high prescribing health care
professionals
•
License international commercial
rights to one or more
collaborators
Specialist U.S. Sales Force
KemPharm
has many potential avenues to commercialize KP201/APAP, including but not limited to, a collaboration or establishing a specialist U.S. sales force

State Legislative Initiatives
AL
AL
AZ
AZ
AR
AR
CA
CA
CO**
CO**
FL
FL
GA
GA
ID
ID
IL
IL
IN
IN
IA
IA
KS
KS
KY
KY
LA
LA
ME
ME
MA
MA
MI
MI
MN
MN
MS
MS
MO
MO
MT
MT
NE
NE
NV
NV
NH*
NH*
NM*
NM*
NY
NY
NC
NC
ND
ND
OH
OH
OK
OK
OR
OR
PA
PA
SC
SC
SD
SD
TN**
TN**
TX
TX
UT**
UT**
VT
VT
VA*
VA*
WA
WA
WV*
WV*
WI
WI
WY
WY
CT
CT
DE
DE
MD
MD
NJ
NJ
RI
RI
Passed by one or both Houses
Introduced
Passed & signed by Gov.
To be filed
Enacted into law
*  Bill would require a study of AD inclusion on formularies
**  Bill has been converted or deferred to a study
Source: Presentation by Dan Cohen, CBI’s Abuse Deterrent Formulations Conference, May 19-20, 2015, “Working with
Policymakers and Payers to Improve the Incentives for ADFs” and company data.

KP201/APAP Milestones
Human Bioequivalence
Preclinical Abuse Deterrence / Tamper Resistance
Oral Human Abuse Liability Trial
Intranasal Human Abuse Liability Trial
3Q 2015
Intranasal PK Trial
3Q 2015
NDA Submission
2H 2015
NDA Approval (with priority review)
As Early As Mid-2016
DEA Scheduling and Product Launch
As Early As 2017

22 Treatment of Moderate to Severe Pain KP511/ER Overview

KP511/ER Product Overview
•
KP511/ER is an ER formulation of KP511, a prodrug of hydromorphone
•
IR bioequivalent release of hydromorphone
demonstrated in rats
•
Potential valuable properties based on preclinical data
o
Significantly reduced IN and IV bioavailability (abuse deterrence)
o
Highly tamper resistant
o
Limited oral bioavailability at high doses (overdose protection)
•
Composition-based patent expires in 2032
•
Potential for POC data in 2016 and utilization of the 505(b)(2) regulatory pathway

Hydromorphone Concentration [ng/mL]

Hydromorphone Concentration [ng/mL]

KP511/ER Reduced Abuse Potential
Intranasal PK Curves
Intravenous PK Curves
Note: HM refers to hydromorphone
hydrochloride.
Studies conducted in rats.
•
2.0 mg/kg (hydromorphone eq.)
•
Average data from 2 studies (N=10)
•
%-AUC = 25%
•
%-C
max
= 22%
•
0.2 mg/kg (hydromorphone eq.)
•
1 study (N=5)
•
%-AUC = 5%
•
%-C
max
= 6%
0
200
400
600
800
1,000
1,200
0
0.2
0.4
0.6
0.8
1
Time [h]
HM (compiled)
KP511 (compiled)
0
10
20
30
40
50
60
0
0.5
1
1.5
2
Time [h]
HM
KP511

KP511/ER Potential Oral Overdose Protection
AUC
Note:
HM
refers
to
hydromorphone
hydrochloride.
Studies conducted in rats.
0
500
1,000
1,500
2,000
2,500
3,000
3,500
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
60
64
Dose [mg/kg HM]
HM·HCl
extrapolated
HM·HCl
(HM)
KP511 (HM)
0
5
10
15
20
25
30
35
0
1
2
3
4
Time [h]

26 Treatment for ADHD KP415 Overview

KP415 Overview
•
Prodrug of methylphenidate
•
Branded formulations of methylphenidate (Concerta, Focalin and Ritalin)
accounted
for
sales
of
$1.1
billion
in
2014
(1)
•
Potential features and benefits
o
Controlled release methylphenidate
o
Reduced abuse potential
o
Suitable for more patient compliant dosage form
Highly water soluble
Oral thin film, orally dissolving tablet, liquid, chewable
•
Potential for POC data in 2016
(1)
Public filings.

KemPharm Expected News Flow
Product
Event
Date
KP201/APAP
Intranasal
Human
Abuse
Liability
Trial
–
Clinical
Results
3Q 2015
KP201 (API)
Intranasal
PK
Trial
–
Clinical
Results
3Q 2015
KP201/APAP
NDA Submission
2H 2015
KP201/APAP
NDA Approval (Priority
Review)
As Early As Mid-2016
KP201/APAP
DEA Scheduling and Product Launch
As Early As 2017
KP511/ER
Human POC
2016
KP415
Human POC
2016
KP606/ER
Human POC
2017

1Q 2015 Update
•
Cash of $10.3 million as of March 31, 2015
•
Net proceeds from IPO in April/May 2015 of $59.9 million, net of underwriting discounts and commissions
•
1Q 2015 net loss was $6.0 million vs. $1.9 million for 1Q 2014
o
Increase in net loss year-over-year primarily due to IPO expenses and
KP201/APAP R&D
•
$35 million available under the $60 million Deerfield facility:
o
$10 million optionally available upon NDA acceptance
o
$25 million optionally available upon NDA approval

For additional information please contact: Gordon K. “Rusty” Johnson rjohnson@kempharm.com 319-665-2575